UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2005

KAYDON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-12640	13-3186040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (734) 747-7025

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 7, 2005, the Registrant entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the shareholders of Purafil, Inc. (“Purafil”) and Purafil Europa B.V. (“Purafil B.V.”) pursuant to which the Registrant acquired all of the issued and outstanding shares (the “Shares”) of Purafil and Purafil B.V. The aggregate purchase price for the Shares was $43 million. The purchase price will be adjusted post-closing upward by the amount by which net working capital, determined as of the close of business on January 7, 2005, exceeds $3,750,000, and downward by the amount of any shortfall.

The Stock Purchase Agreement includes customary representations and warranties from the shareholders as to the operations of Purafil and Purafil B.V. Subject to certain limitations, the Registrant will be entitled to seek cash damages from the shareholders for losses arising from any inaccuracy of any representation or warranty of the shareholders, taxes and other matters. The Registrant deposited $4,150,000 of the purchase price into escrow to be held to secure any purchase price adjustment and the indemnification obligations of the shareholders under the Stock Purchase Agreement.

A copy of the Stock Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On January 7, 2005, the Registrant issued a press release reporting the filing of a universal shelf registration statement with the Securities and Exchange Commission. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

On January 10, 2005, the Registrant issued a press release reporting consummation of the transactions contemplated by the Stock Purchase Agreement. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Stock Purchase Agreement by and among the Shareholders Signatory Thereto and Kaydon Corporation dated as of January 7, 2005

99.1	Press Release dated January 7, 2005

99.2	Press Release dated January 10, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 10, 2005	KAYDON CORPORATION

	By:	/s/ Kenneth W. Crawford
Kenneth W. Crawford
Vice President and Corporate Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement by and among the Shareholders Signatory Thereto and Kaydon Corporation dated as of January 7, 2005

99.1	Press Release dated January 7, 2005

99.2	Press Release dated January 10, 2005